UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2023

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement

The information set forth below in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As previously reported, LuxUrban Hotels, Inc. (the “Company” or “we,” “us,” and similar pronouns), entered into:

•	a Securities Purchase Agreement, dated as of May 27, 2022 (the “May Agreement”), between the Company and Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”);

•	a Securities Purchase Agreement, dated as of June 30, 2022, and amended by the letter agreement dated July 15, 2022 and Addendum to Securities Purchase Agreement dated as of August 15, 2022 (as amended, the “June Agreement”), between the Company and Greenle Alpha;

•	a Securities Purchase Agreement, dated as of September 30, 2022, and amended by the letter agreement dated October 20, 2022 (as amended, the “September Agreement” and, together with the May Agreement and the June Agreement, the “Purchase Agreements”), between the Company and Greenle Alpha; and

•	a Loan Agreement, dated as of November 23, 2022 (the “Loan Agreement” and collectively with the Purchase Agreements, the “Greenle Agreements”), among the Company, Greenle Alpha and Greenle Partners LLC Series Beta P.S. (“Greenle Beta” and, together with Greenle Alpha, “Greenle”), as supplemented or amended by a letter agreement dated February 17, 2023.

Under the terms of the Agreements, we were obligated to make quarterly payments (each a “Revenue Share”) to Greenle based on certain percentages of the revenues generated by certain of our leased properties during the term of the applicable leases (including any extensions thereof).

As previously reported, on February 13, 2023, the Company and Greenle entered into an agreement pursuant to which certain Revenue Share payments for 2023 were converted into an obligation to issue shares of our common stock (“Common Stock”) to Greenle in the amounts prescribed therein (the “February 2023 Revenue Share Agreement”), with all future Revenue Share obligations accruing on and after January 1, 2024 remaining in place.

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On May 21, 2023, we entered into a further agreement with Greenle (the “May 2023 Revenue Share Exchange Agreement”) pursuant to which the right to receive any and all Revenue Share with respect to any property or operations of the Company has been terminated in its entirety for 2024 and forever thereafter and Greenle shall not be entitled to receive any payment therefor (other than the remaining periodic share issuances and cash payments under the February 2023 Revenue Share Agreement, all of which shall be completed by January 1, 2024).

In consideration for the termination of the Revenue Share for 2024 and thereafter, we will issue to Greenle, from time to time, in each case, at Greenle’s election upon 61 days prior written notice delivered to us on and after September 1, 2023 and before August 31, 2028, up to an aggregate of 6,740,000 shares of Common Stock (the “Agreement Shares”).

Notwithstanding anything to the contrary, without our prior written consent, Greenle shall not be permitted to sell or transfer any Agreement Shares, except in accordance with the following:

•	up to 20% of the Agreement Shares may be sold during the calendar quarter in which Agreement Shares are first issued (the “Initial Share Issuance”)(with any issued shares not sold in such quarter eligible for sale any time thereafter);

•	up to an additional 20% of the Agreement Shares may be sold during the first calendar quarter immediately following the calendar quarter in which the Initial Share Issuance is made (with any issued shares not sold in such quarter eligible for sale any time thereafter);

•	up to an additional 20% of the Agreement Shares may be sold during the second calendar quarter immediately following the calendar quarter in which the Initial Share Issuance is made (with any issued shares not sold in such quarter eligible for sale any time thereafter);

•	up to an additional 20% of the Agreement Shares may be sold during the third calendar quarter immediately following the calendar quarter in which the Initial Share Issuance is made (with any issued shares not sold in such quarter eligible for sale any time thereafter); and

•	up to an additional 20% of the Agreement Shares may be sold during the fourth calendar quarter immediately following the calendar quarter in which the Initial Share Issuance is made (with any issued shares not sold in such quarter eligible for sale any time thereafter).

At our next meeting annual or special meeting of our stockholders (which meeting shall be held no later than August 15, 2023), we shall present a proposal to approve the issuance of all Agreement Shares pursuant to the terms of the May 2023 Revenue Share Exchange Agreement and use our commercially reasonable efforts to obtain such approval (the “Requisite Stockholder Approval”) as necessary to ensure compliance with Nasdaq Rule 5635(d). In the notice of such annual or special meeting, our board of directors shall recommend the approval of such proposal. Brian Ferdinand, our chairman of the board and chief executive officer (on behalf of himself and all entities under this control), appointed Greenle Alpha his proxy to vote all shares owned by him (and such entities) in favor of such proposal. If the Requisite Stockholder Approval is not obtained on or prior to September 1, 2023, the May 2023 Revenue Share Agreement shall be terminated, and all Revenue Share rights reinstated retroactively to May 21, 2023.

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The foregoing summary of the May 2023 Revenue Share Exchange Agreement and the Agreement shares is not complete and is qualified by reference to the full text May 2023 Revenue Share Exchange Agreement, which is included as Exhibit 10.1 to this Current Report and herein incorporated by reference.

The information in this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the “Forward Looking Statements” section of the press release filed as an exhibit hereto and the disclosures by the Company in its filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results, including those set forth in its Annual Report on Form 10-K for the year ended December 31, 2022.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
10.1	Revenue Share Exchange Agreement, dated May 21, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2023	LUXURBAN HOTELS INC.

	By:	/s/ Brian Ferdinand
		Name:	Brian Ferdinand
		Title:	Chief Executive Officer and Chairman

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